SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - June 25, 1999
                         ------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
--------------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
           November 30, 1998, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 1998-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                    333-24599                  52-2029487
        --------                    ---------                  ----------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5. Other Events

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A Certificateholders with respect to the June 25, 1999 Distribution Date.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The quarterly financial statements for the period ended March 31, 1999 for Ambac Assuarance Corporation are incorporated into this report by reference to the Form 10-Q filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on May 12, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EQUITY ONE ABS, INC.



                                           By:  /s/ Dennis Kildea
                                               --------------------------------
                                                Dennis Kildea, Vice President


Dated:  June 30, 1999

                                                               ANNEX A


                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

                                                                       PAGE #1
             DISTRIBUTION:     25-Jun-99
             RECORD DATE:      24-Jun-99

               ORIGINAL      BEGINNING                                            ENDING
              CERTIFICATE   CERTIFICATE   PRINCIPAL   INTEREST      TOTAL       CERTIFICATE
 CLASS          BALANCE      BALANCE    DISTRIBUTION DISTRIBUTION DISTRIBUTION    BALANCE
-----------------------------------------------------------------------------------------------

   A-1    100,027,563.57  90,711,244.91  2,306,818.82  506,471.12  2,813,289.94  88,404,426.09

   A-2     25,002,775.06  23,388,402.41    302,821.62  136,042.54    438,864.16  23,085,580.79

   R           N/A             N/A               0.00        0.00          0.00        N/A
-----------------------------------------------------------------------------------------------
 TOTALS   125,030,338.63 114,099,647.32  2,609,640.44  642,513.66  3,252,154.10 111,490,006.88
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          FACTOR INFORMATION PER $1,000

                                                            ENDING
                  CUSIP     PRINCIPAL     INTEREST       CERTIFICATE
  CLASS          NUMBER   DISTRIBUTION   DISTRIBUTION      BALANCE
--------------------------------------------------------------------------------

    A-1         294751AF9  23.06183154    5.06331557      883.80065389

    A-2         294751AG7  12.11152039    5.44109763      923.32074078
--------------------------------------------------------------------------------

----------------------------------
        PASS THRU RATES
----------------------------------
                     PASS
   CLASS          THRU RATE
----------------------------------
     A-1           6.70000%


     A-2           6.98000%
---------------------------------


                    IF THERE ARE ANY QUESTIONS OR COMMENTS,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

                    -------------------------------------------------
                    ARANKA PAUL
                    THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES 450 WEST 33RD STREET, 14TH FLOOR
                    NEW YORK, NEW YORK 10001
                    (212) 946-3236
                    -------------------------------------------------




                                   (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

[CHASE LOGO]

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

          DISTRIBUTION:      25-Jun-99                                 PAGE #2
          RECORD DATE:       24-Jun-99

                                                          GROUP I       GROUP II
                                                          -------       --------
SEC.4.03(a)(i)    TOTAL PRINCIPAL DISTRIBUTION        2,306,818.82     302,821.62

                  SCHEDULED PRINCIPAL DUE               137,610.86      13,710.78
                  CURTAILMENTS                            7,245.98       1,906.80
                  PAYOFFS                             2,161,961.98     287,204.04
                  REPURCHASES PRINCIPAL BALANCE               0.00           0.00
                  LIQUIDATION PROCEEDS                        0.00           0.00
                  LOAN LOSSES                                 0.00           0.00
                  SUBSTITUTE LOAN ADJUSTMENT AMOUNT           0.00           0.00
                  PRINCIPAL SHORTFALL                         0.00           0.00

SEC.4.03(a)(ii)   TOTAL INTEREST DISTRIBUTION
                                                --------------------------------------------------
                                                                PREVIOUSLY    CURRENT      TOTAL
                                                 SCHEDULED         UNPAID     INTEREST    INTEREST
                                                 INTEREST         INTEREST   SHORTFALL   SHORTFALL
                                                --------------------------------------------------
                  CLASS A-1 DISTRIBUTION        506,471.12         0.00        0.00        0.00
                  CLASS A-2 DISTRIBUTION        136,042.54         0.00        0.00        0.00
                                                --------------------------------------------------

SEC.4.03(a)(iii)  TOTAL SHORTFALL
                                                --------------------------------------------------
                                                  ALLOC TO INT   ALLOC TO PRIN   SHORTFALL
                                                --------------------------------------------------
                  CLASS A-1 DISTRIBUTION              0.00          0.00            0.00
                  CLASS A-2 DISTRIBUTION              0.00          0.00            0.00
                                                 -------------------------------------------------

SEC.4.03(a)(iv)   ENDING CERTIFICATE BALANCE     CLASS A-1     CLASS A-2
                                                 ----------    ----------
                                                 88,404,426.09  23,085,580.79
                                                         --------------
SEC.4.03(a)(v)    POOL SCHEDULED PRINCIPAL BALANCE       111,490,006.88
                                                         --------------
                                                  GROUP I        GROUP II
                                                 ----------      --------
                                                 88,404,426.09  23,085,580.79
SEC.4.03(a)(vi)   SERVICING FEES
                                                  GROUP I        GROUP II
                                                 ----------      --------
                                                 36,835.18       9,619.00

SEC.4.03(a)(viii)                                               GROUP I      GROUP II
                                                                -------      --------

                  ADVANCES INCLUDED IN CURRENT DISTRIBUTION       0.00          0.00
                  AGGREGATE AMOUNT OF ADVANCES OUTSTANDING  168,237.34     34,088.35



                                    (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK
[CHASE LOGO]

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

           DISTRIBUTION:      25-Jun-99
            RECORD DATE:      24-Jun-99                                  PAGE #3

SEC.4.03(a)(ix)
                 -----------------------------------------------------------
                                   GROUP I DELINQUENCIES
                 -----------------------------------------------------------
DELINQUENCIES    PERIOD     NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 -----------------------------------------------------------
                 1 - 30 DAYS   219     20.09%     19,149,261.37       21.66%
                 31 - 60 DAYS   27      2.48%      2,049,448.51        2.32%
                 61 - 90 DAYS    3      0.28%        296,335.64        0.34%
                 91 + DAYS       0      0.00%              0.00        0.00%
                 -----------------------------------------------------------
                 -----------------------------------------------------------
                                   GROUP II DELINQUENCIES
                 -----------------------------------------------------------
                 PERIOD     NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 -----------------------------------------------------------
                 1 - 30 DAYS    22       20.00%    5,187,993.94       22.47%
                 31 - 60 DAYS    4        3.64%      303,833.27        1.32%
                 61 - 90 DAYS    1        0.91%       78,780.09        0.34%
                 91 + DAYS       0        0.00%            0.00        0.00%
                 -----------------------------------------------------------
                 -----------------------------------------------------------
                                    GROUP I FORECLOSURE
                 -----------------------------------------------------------
FORECLOSURE      PERIOD     NUMBER    PERCENTAGE   PRIN. BALANCE  PERCENTAGE
                 -----------------------------------------------------------
                 1 - 30 DAYS     0         0.00%            0.00       0.00%
                 31 - 60 DAYS    0         0.00%            0.00       0.00%
                 61 - 90 DAYS    0         0.00%            0.00       0.00%
                 91 + DAYS       2         0.18%      216,076.13       0.24%
                 -----------------------------------------------------------
                 -----------------------------------------------------------
                                    GROUP II FORECLOSURE
                 -----------------------------------------------------------
                 PERIOD     NUMBER    PERCENTAGE   PRIN. BALANCE  PERCENTAGE
                 1 - 30 DAYS     0         0.00%            0.00       0.00%
                 31 - 60 DAYS    0         0.00%            0.00       0.00%
                 61 - 90 DAYS    0         0.00%            0.00       0.00%
                 91 + DAYS       0         0.00%            0.00       0.00%
                 -----------------------------------------------------------


SEC.4.03(a)(x)   LOANS THAT BECAME REO PROPERTY DURING REPORTING PERIOD:

                             LOAN NUMBER          PRIN BAL
                             -----------------------------
                 GROUP I        0.00                0.00
                 GROUP II       0.00                0.00
                             -----------------------------

SEC.4.03(a)(xi)  OUTSTANDING REO PROPERTIES
                                     -----------------------------------
                                                   GROUP I
                                     -----------------------------------
                                     NUMBER  PRINCIPAL BAL  MARKET VALUE
                                     -----------------------------------
                                       0        0.00            0.00
                                     -----------------------------------
                                     -----------------------------------
                                                   GROUP II
                                     -----------------------------------
                                     NUMBER  PRINCIPAL BAL  MARKET VALUE
                                     -----------------------------------
                                        0        0.00            0.00
                                     -----------------------------------

SEC.4.03(a)(xii)  CROSS-COLLATERALIZATION
                                           GROUP I        GROUP II
                                          ---------      ---------
                                          --------------------------
                                              0.00            0.00
                                          --------------------------

                                  (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK
[CHASE LOGO]

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

           DISTRIBUTION:     25-Jun-99                                   PAGE #4
           RECORD DATE:      24-Jun-99

SEC.4.03(a)(xiii)     AMOUNTS WITHDRAWN FROM SPREAD ACCT
                      FOR DEPOSIT TO DISTRIBUTION ACCT

                                             GROUP I  GROUP II
                                             -----------------
                                              0.00      0.00
                                             -----------------

                                                              CLASS A-1     CLASS A-2
                                                             -----------   -----------
                                                             -------------------------
SEC.4.03(a)(xiv)    MONTHLY SPREAD ACCT DEPOSIT AMOUNT          74,825.35   366,209.23
                                                             -------------------------
                                                             -------------------------
                    SPREAD ACCT DEPOSIT PERCENTAGE                    100%         100%
                                                             -------------------------
                                                             -------------------------
                    SPREAD ACCT DEPOSIT AMOUNT                  74,825.35   366,209.23
                                                             -------------------------
                                                             ------------
                    SPREAD ACCT EXCESS                                0.00
                                                             ------------
                                                             ------------
SEC.4.03(a)(xv)     SPREAD ACCT BALANCE AFTER                1,584,291.68
                    DISTRIBUTION DATE                        ------------
                                                             ------------
SEC.4.03(a)(xvi)    SPECIFIED SPREAD ACCT REQUIREMENT        3,000,728.13
                                                             ------------
                                                             ------------
SEC.4.03(a)(xvii)   3 LARGEST LOANS IN THE MORTGAGE POOL     2,300,518.04
                                                             ------------

                                  (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

[CHASE LOGO]